THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

________________________

WARRANT FOR THE PURCHASE OF COMMON STOCK

OF WESTMOUNTAIN GOLD, INC.

(Void if not exercised before 5 p.m. (Pacific Time) June 17, 2023)

No. W148

        Date of Issuance: June 17, 2016

FOR VALUE RECEIVED, this Warrant is hereby issued by WestMountain Gold, Inc., a Colorado corporation (the “Company”), to Brian Klemsz (who, together with any subsequent holder of this warrant (the “Warrant”), is referred to as the “Holder”).  Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase 12,350,000 shares (subject to adjustment as set forth herein) of the Company’s common stock, par value $.001 per share, at an exercise price of seven cents (US $0.07) per share (“Exercise Price”).

The Holder agrees with the Company that this Warrant is issued, and all the rights here under shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.     Exercise of Warrant.  Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant in whole or in part at any time on or after June 17, 2016 but no later than 5 p.m. (Pacific Time) on June 17, 2023 (seven years from the Date of Issuance, hereinafter the “Expiration Date”).   To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash, by check or by cancellation of indebtedness owed by Company to Holder (including interest accrued thereon), payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised.  The shares deliverable upon such exercise, and as adjusted from time to time as set forth herein, are hereinafter referred to as the “Exercise Shares.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Exercise Shares issuable upon such exercise as of the date of surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

2.     Reservation of Shares.  The Company will at all times during the term of this Warrant reserve for issuance and delivery upon exercise of this Warrant the number of Exercise Shares covered by this Warrant. All such shares shall be duly authorized, validly issued, fully paid and non-assessable and free of all preemptive rights. If at any time prior to the Expiration Date the number of authorized but unissued shares of common stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes.

3.     Assignment or Loss of Warrant.  This Warrant is fully assignable by the Holder hereof (subject to compliance with applicable laws and regulations).  Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee(s) named in such instrument of assignment and if applicable a new Warrant to Holder with respect to any portion of the Warrant not being assigned and this Warrant shall promptly be canceled.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

4.     Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and otherwise existing under applicable state and federal law.

5.     Adjustments.

(a)     Adjustment for Recapitalization.  In the event of changes in the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.  When any adjustment is required to be made in the number or kind of Exercise Shares purchasable upon exercise of this Warrant or in the Exercise Price, the Company shall promptly notify Holder of such event and the number of Exercise Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

(b)     Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

(c)     Adjustment for Reorganization, Consolidation, Merger, etc.  If at any time after the date hereof the Company has a Change in Control (as hereafter defined), the Holder agrees that, either (a) Holder may exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control, or (b) if the Holder elects not to exercise the Warrant, this Warrant will not expire upon the consummation of the Change of Control but shall automatically convert to a warrant to acquire such securities as Holder would have acquired if the Warrant had been exercised in its entirety immediately prior to the consummation of such Change in Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(d)     Certificate as to Adjustments.  The adjustments provided in this Section 5 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder).  In each case of an adjustment in the number of shares of common stock or other securities receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based.  The Company will mail a copy of each such certificate to each Holder.

(e)     Notices of Record Date, etc.  In the event that:

(i)     the Company shall declare any dividend or other distribution to the holders of any class of securities, or authorizes the granting to the holders of any class of securities the right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii)    the Company has a Change in Control; or

(iii)   the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (b) the date on which such reorganization, reclassification, Change in Control, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of stock in the Company shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up.  Any such notice required pursuant to this Section 5(e) shall be mailed at least thirty (30) days prior to the date therein specified.

(f)     No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

(g)     Cash Dividends.  No adjustment pursuant to this Warrant shall be made in respect of any dividend payable in cash provided that notice of such dividend has been given in accord with Section 5(e) at least thirty (30) days prior to the record date for the payment of such dividend.

6.     Transfer to Comply with the Securities Act.  This Warrant and any Exercise Shares issued to the Holder must be held indefinitely by Holder unless they are subsequently registered under the Securities Act of 1933, as amended, or an exemption from such registration is available.

7.     Registration Rights.  The Company is not required or obligated to file a registration statement with respect to any of the Exercise Shares.  However:

(a)     If at any time prior to the Expiration Date, the Company files a registration statement with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to any other act passed after the Date of Issuance, which filing provides for the sale of securities by the Company to the public, or files a Regulation A Offering Statement under the Act, the Company shall offer to the Holder or Holders of the Warrant and the holders of any Exercise Shares the opportunity to register or qualify the Warrant (if prior to its expiration) or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any) at the Company's sole expense; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities the Company wishes to qualify.

The Company shall deliver written notice to the Holder or Holders of the Warrant and to any holders of the Exercise Shares of its intention to file a registration statement or Regulation A Offering Statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Exercise Shares shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any) in accordance with this subsection (a).  Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any) for a public offering if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Holder or by a holder of Exercise Shares shall in any way obligate the Company to file a registration statement or offering statement.  Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Warrant and the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any).

The Company shall comply with the requirements of this subsection (a) and the related requirements of subsections (b), (d) and (e) at its own expense.  That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, FINRA fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering.  However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any), all of which expenses shall be borne by the Holder or Holders of the Warrant and the holders of the Exercise Shares registered or qualified.

(b)     In the event that the Company registers or qualifies the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any) pursuant to subsection (a) above, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any).  As used in subsection (a) of this Section 7, reference to the Company's securities shall include, but not be limited to, any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

(c)     As to each registration statement or offering statement, the Company's obligations contained in this Section 7 shall be conditioned upon a timely receipt by the Company in writing of the following:

(i)     Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any); and

(ii)    Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

(d)     In each instance in which the Company shall take any action to register or qualify the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any) pursuant to this Section 7, the Company shall do the following:

(i)     supply to Holder, or any successor or assign whose Warrant or Exercise Shares are being registered or qualified, two (2) manually signed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as Holder shall reasonably request;

(ii)    cooperate with respect to (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section 7, (B) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders of the Warrant or holders of Exercise Shares shall reasonably request, and (D) all other necessary or advisable actions to enable the Holders of the Warrant and holders of the Exercise Shares to complete the contemplated disposition of their securities in each reasonably requested jurisdiction;

(iii)     keep all registration statements or offering statements to which this Section 7 applies, and all amendments thereto, effective under the Act for a period of at least nine (9) months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement; and

(iv)    indemnify and hold harmless each Holder of the Warrant, each holder of Exercise Shares, and each underwriter within the meaning of the Act for each such Holder or holder, from and against all losses, claims, damages, and liabilities, including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (A) any untrue or alleged untrue statement of a material fact contained in any registration statement or offering statement to which this Section 7 applies, or (B) any omission or alleged omission to state a material fact necessary to make the statements contained in a registration statement or offering statement to which this Section 7 applies not misleading; provided, however, that the indemnification contained in this provision (iv) shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder, holder or underwriter seeking indemnification expressly for use in the registration statement or offering statement at issue.  To the extent that the indemnification contained in this provision applies, the Company also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder, holder or underwriter.

(e)     In each instance in which pursuant to this Section 7 the Company shall take any action to register or qualify the Warrant or the Exercise Shares (including any Exercise Shares underlying the unexercised portion of the Warrant, if any), prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrants or Exercise Shares being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in subsection (d)(iv) above.  These indemnification agreements also shall contain an agreement by the Holder or shareholder at issue to indemnify and hold harmless the Company and its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section 7 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder or shareholder expressly for use in the registration statement or offering statement at issue.

(f)     The Company's obligations described in this Section 7 shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of the Warrant.

8.     Legend. Unless the Exercise Shares have been registered under the Securities Act on Form S-1 or Form S-3, upon exercise of this Warrant and the issuance of any of the Exercise Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES.  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

9.     Notices.  All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile (if delivery confirmation is received), e-mailed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the e-mail or mailing address of record of such party as most recently provided in writing by such party to the other.  The initial addresses of the parties are set forth below.

10.    Applicable Law.  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflict of laws provisions of such state. Exclusive venue for all actions arising out of this Warrant shall be in the district court in and for the City and County of Denver, Colorado.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

WestMountain Gold, Inc.

By:	/S/ James Creamer III

Name:	James Creamer III
Title:	Chief Financial Officer

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Company Address:

WestMountain Gold, Inc.

Attention: CFO

120 East Lake Street, Suite 401

Sandpoint, ID  83864

Email:

jcreamer@westmountaingold.com

Telephone:

_____________________________

Warrant Holder:

Brian Klemsz

Address:

1601 Officers Row

Vancouver, Washington 98661

Email:

 Brian@bohemiancompanies.com

Telephone:

360-695-2626

SSN/EIN:

_____________________________

APPENDIX A TO WARRANT

(Warrant Exercise Form)

The undersigned hereby irrevocably elects to (i) exercise the attached Warrant to purchase _________________ (_______) shares of the common stock of WestMountain Gold, Inc., a Colorado corporation (the “Company”), at an exercise price per share of seven cents (US $0.07) pursuant to the provisions of the attached Warrant, and hereby makes payment therefore in the form of [PICK ONE:  the aggregate sum of $__________ OR  cancellation of debt owed by the Company to Holder in the aggregate sum of $____________ on account of ______________________________________________________________________________(description of debt)].  If the Warrant is not being exercised in full, the undersigned hereby instructs the Company to issue a Warrant or Warrants for the unexercised portion of the Warrant and send it to the undersigned at the address stated below.  The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

___________________________________________________________________

Signature

Print Name:	_________________________________________________________

___________________________________________________________________
Signature, if jointly held

Print Name:	_________________________________________________________

Date:	______________________________________________________________

APPENDIX B TO WARRANT

(Warrant Assignment Form)

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. ______ issued by WestMountain Gold, Inc., a Colorado corporation, on _____________, 2016

NOTE:  If only a portion of the Warrant rights are to be assigned and transferred, adjust the above statement and the balance of this form accordingly.

DATED: _________________

ASSIGNOR:

___________________________________________________________________

Signature

Print Name:	_________________________________________________________

___________________________________________________________________

Signature, if jointly held

Print Name:	_________________________________________________________

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

___________________________________________________________________

Signature

Print Name:	_________________________________________________________

___________________________________________________________________

Signature, if jointly held

Print Name:	_________________________________________________________